UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2020

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The First of Long Island Corporation

(Exact name of the registrant as specified in its charter)

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New York	001-32964	11-2672906
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

10 Glen Head Road
Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(516) 671-4900

(Registrant’s telephone number)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.10 par value per share	FLIC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Effective December 1, 2020, Anne Marie Stefanucci will retire from employment with The First of Long Island Corporation (the “Company”) and its wholly owned subsidiary, The First National Bank of Long Island (the “Bank”). Mrs. Stefanucci has served as Executive Vice President of the Company and Bank and Chief Credit Officer of the Bank.

The Company has also announced that Effective December 1, 2020, Michael J. Spolarich has been appointed Executive Vice President of the Company and Bank and Chief Credit Officer of the Bank. Mr. Spolarich (age 52) has been employed as Senior Vice President and Senior Credit Officer of the Bank since April 13, 2020. Prior to that time, Mr. Spolarich served as Senior Credit Officer for a regional bank’s New York City and Long Island districts and Chief Credit Officer and Deputy Chief Credit Officer, respectively, for two Long Island community banks. Mr. Spolarich began his banking career at Chemical Bank where he received his formal credit training. He is a graduate of Cornell University with a B.S. in Applied Economics and Business Management and has a M.B.A. from New York University, Leonard N. Stern School of Business with an emphasis in finance and information systems.

A copy of the press release issued by the Company relating to the appointment of Michael J. Spolarich as Executive Vice President and Chief Credit Officer is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated October 30, 2020 announcing appointment of Michael J. Spolarich as Executive Vice President and Chief Credit Officer.

Exhibit 104 - Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

By: /s/ JAY P. MCCONIE
Jay P. McConie
Executive Vice President, Chief
Financial Officer & Treasurer
(principal financial officer)

Dated: October 30, 2020